UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event         Commission File Number: 0-20707
reported): January 18, 2000


                       COLONIAL REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



                Delaware                               63-1098468
        (State of organization)                      (IRS Employer
                                                 Identification Number)

        2101 Sixth Avenue North                          35203
               Suite 750                              (Zip Code)
          Birmingham, Alabama
(Address of principal executive offices)

                                (205) 250-8700
             (Registrant's telephone number, including area code)

                          COLONIAL PROPERTIES TRUST


Item 5. Other Events.

          On January 18, 2000, Colonial Properties Trust, the general partner of Colonial Realty Limited Partnership, issued a press release announcing financial results for the quarter and year to date for the period ended December 31, 1999. The registrant is filing as exhibits to this Form 8-K the Balance Sheet Highlights, Fourth Quarter Operating Results and Year-to-Date Operating Results of Colonial Properties Trust that were attached to the press release, as updated.

Item 7.     Financial Statements and Exhibits


 (a)  Financial Statements of Businesses Acquired--Not Applicable

 (b)  Pro Forma Financial Information--Not Applicable

 (c)   Exhibits

1.    Balance Sheet Highlights.......................................4
2.    Fourth Quarter Operating Results...............................5
3.    Year-to-Date Operating Results.................................6

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COLONIAL REALTY LIMITED PARTNERSHIP,
                                     a Delaware limited partnership

                                   By: Colonial Properties Trust,
                                       its general partner



Date:  February 3, 2000             /s/ Howard B. Nelson, Jr.
                                    -------------------------
                                    Howard B. Nelson, Jr.
                                    Chief Financial Officer
                                   (Duly Authorized Officer
                                    and Principal Financial Officer)

                       COLONIAL REALTY LIMITED PARTNERSHIP


Index to Exhibits


 Exhibits

1.    Balance Sheet Highlights.......................................4
2.    Fourth Quarter Operating Results...............................5
3.    Year-to-Date Operating Results.................................6


                            COLONIAL PROPERTIES TRUST
                            BALANCE SHEET HIGHLIGHTS
                      (In Thousands, Except Per Share Data)
                                                    (Unaudited)
                                                    December 31,    December 31,
                                                        1999            1998
                                                     -----------     -----------

ASSETS:
     Real estate owned, before depreciation          $ 2,006,827    $ 1,864,699
     Accumulated depreciation                           (206,451)      (169,522)
     Cash and equivalents                                  4,640          4,583
     Investment in subsidiaries                           24,166         25,181
     Other assets                                         34,336         30,508
                                                     -----------     -----------
Total assets                                         $ 1,863,518    $ 1,755,449
                                                     -----------     -----------

LIABILITIES AND EQUITY:
     Notes and mortgages payable                     $ 1,039,863    $   909,322
     Other liabilities                                    42,391         36,733
                                                     -----------     -----------
         Total liabilities                             1,082,254        946,055
         Total equity, including minority interest       781,264        809,394
                                                     -----------     -----------
Total liabilities and equity                         $ 1,863,518    $ 1,755,449
                                                     -----------     -----------



OTHER:
                                                     -----------     -----------
Ending common shares outstanding                          21,872         26,147
                                                     -----------     -----------
Ending shares and units outstanding                       32,870         36,761
                                                     -----------     -----------
Ending stock price per share                         $    23.188         26.625
                                                     -----------     -----------


Total market capitalization                          $ 2,027,036    $ 2,013,084
                                                     -----------     -----------

Ratio of debt to total market capitalization               51.3%          45.2%
                                                     -----------     -----------



                            COLONIAL PROPERTIES TRUST
                                OPERATING RESULTS
                      (In Thousands, Except Per Share Data)
                                                      (Unaudited)
                                                        4th Qtr     4th Qtr      Percent
                                                          1999        1998        Change
                                                       ---------------------------------
REVENUE:
     Minimum rent                                      $ 58,621    $ 55,565        5.5%
     Percentage rent                                      2,580       2,009       28.4%
     Tenant recoveries                                    8,737       9,164       -4.7%
     Other                                                5,132       4,804        6.8%
                                                         ------      ------      ------
Total revenue                                            75,070      71,542        4.9%
                                                         ------      ------      ------

OPERATING EXPENSES:
Properties:
     General operating expenses                           4,922       6,047      -18.6%
     Salaries and benefits                                3,570       3,535        1.0%
     Repairs and maintenance                              7,257       6,864        5.7%
     Taxes, licenses, and insurance                       5,152       6,277      -17.9%
General and administrative                                2,150       1,551       38.6%
Depreciation                                             13,700      13,944       -1.7%
Amortization                                                627         599        4.7%
                                                         ------      ------      ------
Total operating expenses                                 37,378      38,817       -3.7%
                                                         ------      ------      ------
                                                         ------      ------      ------
Income from operations                                   37,692      32,725       15.2%
                                                         ------      ------      ------

OTHER INCOME (EXPENSE):
     Interest expense                                   (14,922)    (13,954)       6.9%
     Income (loss) from unconsolidated subsidiaries         402        (115)     449.6%
     Gains (losses) from sales of property                 (260)        (36)     622.2%
     Minority interest in consolidated
          property partnership                                0         (92)    -100.0%
                                                         ------      ------      ------
Total other expense                                     (14,780)    (14,197)       4.1%
                                                         ------      ------      ------

     Income before extraordinary items and
          minority interest                              22,912      18,528       23.7%
     Extraordinary loss                                       0           0        N/A
                                                         ------      ------      ------
                                                         ------      ------      ------
Income before minority interest                          22,912      18,528       23.7%
                                                         ------      ------      ------

Minority interest in income of CRLP                      (5,875)     (4,256)      38.0%
Distribution to preferred unitholders of CRLP            (2,214)          0        N/A
                                                         ------      ------      ------
Net income                                             $ 14,823    $ 14,272        3.9%
                                                         ------      ------      ------

     Dividends to preferred shareholders                 (2,740)     (2,735)       0.2%
                                                         ------      ------      ------
                                                         ------      ------      ------
Net income available to common shareholders            $ 12,083    $ 11,537        4.7%
                                                         ------      ------      ------

                                                         ------      ------      ------
EBITDA                                                 $ 53,901    $ 47,543       13.4%
                                                         ------      ------      ------

     Basic and Diluted net income per common share:
                                                         ------      ------      ------
     Net income per share before extraordinary items   $   0.54    $   0.44       22.7%
                                                         ======      ======      ======
     Net income per share                              $   0.54    $   0.44       22.7%
                                                         ======      ======      ======

     Weighted average common shares outstanding          22,387      26,104
                                                         ======      ======


                            COLONIAL PROPERTIES TRUST
                                OPERATING RESULTS
                      (In Thousands, Except Per Share Data)
                                                      (Unaudited)
                                                          YTD          YTD        Percent
                                                        Dec 1999     Dec 1998      Change
                                                       ----------------------------------
REVENUE:
     Minimum rent                                      $ 227,241    $ 206,234       10.2%
     Percentage rent                                       4,683        4,002       17.0%
     Tenant recoveries                                    32,913       31,573        4.2%
     Other                                                17,727       15,558       13.9%
                                                         -------      -------     -------
Total revenue                                            282,564      257,367        9.8%
                                                         -------      -------     -------

OPERATING EXPENSES:
Properties:
     General operating expenses                           20,324       20,590       -1.3%
     Salaries and benefits                                14,547       12,600       15.5%
     Repairs and maintenance                              27,664       24,795       11.6%
     Taxes, licenses, and insurance                       23,061       22,312        3.4%
General and administrative                                 8,758        7,675       14.1%
Depreciation                                              52,913       46,841       13.0%
Amortization                                               2,272        1,806       25.8%
                                                         -------      -------     -------
Total operating expenses                                 149,539      136,619        9.5%
                                                         -------      -------     -------
                                                         -------      -------     -------
Income from operations                                   133,025      120,748       10.2%
                                                         -------      -------     -------

OTHER INCOME (EXPENSE):
     Interest expense                                    (57,211)     (52,063)       9.9%
     Income (loss) from unconsolidated subsidiaries          510       (1,424)     135.8%
     Gains (losses) from sales of property                 7,444          (19)  -39278.9%
     Minority interest in consolidated
          property partnership                               (82)        (154)     -46.8%
                                                         -------      -------     -------
Total other expense                                      (49,339)     (53,660)      -8.1%
                                                         -------      -------     -------

     Income before extraordinary items and
          minority interest                               83,686       67,088       24.7%
     Extraordinary loss                                     (628)        (401)      56.6%
                                                         -------      -------     -------
                                                         -------      -------     -------
Income before minority interest                           83,058       66,687       24.5%
                                                         -------      -------     -------

Minority interest in income of CRLP                      (19,694)     (16,465)      19.6%
Distribution to preferred unitholders of CRLP             (7,588)           0        N/A
                                                         -------      -------     -------
Net income                                             $  55,776    $  50,222       11.1%
                                                         -------      -------     -------

     Dividends to preferred shareholders                 (10,943)     (10,938)       0.0%
                                                         -------      -------     -------
                                                         -------      -------     -------
Net income available to common shareholders            $  44,833    $  39,284       14.1%
                                                         -------      -------     -------

                                                         -------      -------     -------
EBITDA                                                 $ 194,222    $ 168,676       15.1%
                                                         -------      -------     -------

     Basic and Diluted net income per common share:
                                                         -------      -------     -------
     Net income per share before extraordinary items   $    1.83    $    1.59       15.1%
                                                         =======      =======     =======
     Net income per share                              $    1.83    $    1.59       15.1%
                                                         =======      =======     =======

     Weighted average common shares outstanding           24,478       24,641
                                                         =======      =======
